UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

X Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

PMF Fund, L.P. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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December 7, 2020

PMF Fund, L.P.

PMF TEI Fund, L.P.

Dear PMF Fund Partners and PMF TEI Fund Partners,

Notice is hereby given that a special meeting (the “Meeting”) of the limited partners (the “Partners”) of each of the PMF Fund, L.P. or PMF TEI Fund, L.P. (each a “Fund” and, together, the “Funds”) will be held at the principal office of the Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Thursday, January 21, 2021 at 10:00 AM (Central Standard Time) to consider the following proposals (each a “Proposal” and, together, the “Proposals”):

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds;

2.	To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and

3.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Fund and each Proposal is applicable to each Fund. The Endowment PMF Master Fund, L.P. (the “Master Fund”), in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of limited partnership interests (“Interests”) voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

The Adviser currently serves as the investment adviser to each of the Funds and the Master Fund under investment management agreements between each Fund/the Master Fund and the Adviser (the “Current Management Agreements”). CCP Operating, LLC (“Cypress Creek”) has entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek will acquire from Salient all of the outstanding equity interests of the Adviser and The Endowment Fund G.P., L.P., the general partner to each of the Funds and the Master Fund (the “General Partner”) and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”). The Transaction will cause a change of control of the Adviser, resulting in an “assignment” of the Current Management Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”). To allow the Adviser to continue serving as the investment adviser to the Funds and the Master Fund following the closing of the Transaction, you are being asked to approve new investment management agreements between the Adviser and each of the Funds, which the Board of Directors of the Funds has unanimously approved. As discussed in more detail in the Proxy Statement, you are also being asked to elect new Directors of each of the Funds.

The enclosed Proxy Statement contains additional information about the Proposals.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend and regardless of the number of Interests you own, it is important that your Interests be represented. I urge you to complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your Proxy Card as soon as possible to assure that your Interests are represented at the Meeting.

The Funds are sensitive to the health and travel concerns the Funds’ Partners may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication, among other steps, but the Funds may not deliver additional soliciting materials to Partners or otherwise amend the Funds’ proxy materials. The Funds plan to announce these changes, if any, at www.OkapiVote.com/PMF and encourage you to check this website prior to the Meeting if you plan to attend.

The Board unanimously APPROVED each of the Proposals. The Board recommends that you vote IN FAVOR OF each Proposal.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the Proposal, or to vote your Interests, please call Okapi Partners LLC, our proxy solicitor, toll-free at (877) 285-5990. Thank you for your investment in the Funds.

Sincerely,

/s/ William K. Enszer
William K. Enszer Principal Executive Officer

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your Interests be represented at the Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed Proxy Card or vote by telephone or Internet following the instructions on your Proxy Card as soon as possible. You may withdraw your proxy if you attend the Meeting and desire to vote in person.

PMF Fund, L.P.

PMF TEI Fund, L.P.
4265 San Felipe, 8th Floor
Houston, Texas 77027

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS

Dear PMF Fund Partners and PMF TEI Fund Partners:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the limited partners (the “Partners”) of each of the PMF Fund, L.P. or PMF TEI Fund, L.P. (each a “Fund” and, together, the “Funds”) will be held at the principal office of the Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Thursday, January 21, 2021 at 10:00 AM (Central Standard Time) to consider the following proposals (each a “Proposal” and, together, the “Proposals”):

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds;
2.	To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
3.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Fund and each Proposal is applicable to each Fund. The Endowment PMF Master Fund, L.P. (the “Master Fund”), in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of limited partnership interests (“Interests”) voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

The Board of Directors of each of the Funds (the “Board”) has fixed the close of business on November 30, 2020 as the record date for the determination of the Partners of the Funds entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Kristen Bayazitoglu
Kristen Bayazitoglu Secretary

The Board unanimously APPROVED each of the Proposals. The Board recommends that you vote IN FAVOR OF each Proposal.

December 7, 2020

Houston, Texas

IMPORTANT

Partners of the Funds can help avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Partner Meeting to be Held on January 21, 2021. A copy of the Notice of Special Meeting and accompanying Proxy Statement are available at www.OkapiVote.com/PMF.

PMF Fund, L.P.

PMF TEI Fund, L.P.

4265 San Felipe, 8th Floor

Houston, Texas 77027

PROXY STATEMENT

SPECIAL MEETING OF PARTNERS

TO BE HELD ON JANUARY 21, 2021

YOUR VOTE IS VERY IMPORTANT!

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals submitted for your vote.

Q.	What are limited partners (the “Partners”) being asked to vote “FOR” at the upcoming special meeting of Partners on January 21, 2021 (the “Meeting”)?

A.

At the Meeting, Partners of each of the PMF Fund, L.P. or PMF TEI Fund, L.P. (each a “Fund” and, together, the “Funds”), will be voting on the following proposals (each a “Proposal” and, together, the “Proposals”):

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds;
2.	To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
3.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Fund and each Proposal is applicable to each Fund. The Endowment Master Fund, L.P. (the “Master Fund”), in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of limited partnership interests (“Interests”) voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

Q.	Has the Board of Directors of each of the Funds approved the Proposals?

A.

YES, at a meeting of each Fund’s Board of Directors (the “Board” and each member a “Director”) held on November 13, 2020, the Board, including the Directors who are not “interested persons” of the Funds (the “Independent Directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously APPROVED each of the Proposals.

Q.	Will my fees increase if the Proposals are approved?
A.	NO. THERE ARE NO PROPOSED FEE INCREASES.

Q.	Why are Partners being asked to vote on the Proposals? How will the approval of the Proposals affect Partners of the Funds?

A.

Proposal 1

The Adviser currently serves as the investment adviser to each of the Funds and the Master Fund under investment management agreements between each Fund/the Master Fund and the Adviser (the “Current Management Agreements”). CCP Operating, LLC (“Cypress Creek”) has entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek will acquire from Salient all of the outstanding equity interests of the Adviser and The Endowment Fund G.P., L.P., the general partner to each of the Funds and the Master Fund (the “General Partner”) and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”). The Transaction will cause a change of control of the Adviser, resulting in an “assignment” of the Current Management Agreements under the 1940 Act. To allow the Adviser to continue serving as the investment adviser to the Funds and the Master Fund following the closing of the Transaction, you are being asked to approve new investment management agreements between the Adviser and each of the Funds (the “New Management Agreements”), which the Board has unanimously approved.

The terms of the New Management Agreements are substantially identical to the terms of the Current Management Agreements, except for the commencement and renewal dates, changes to conform to existing provisions of each Fund’s agreement of limited partnership (each an “LPA” and, together, the “LPAs”), and changes to certain provisions related to compliance with laws, board reporting, recordkeeping, holdings information, pricing and custody.

In conjunction with the Transaction, Cypress Creek does not anticipate any changes to either Fund’s existing investment objectives, strategies, investment restrictions, fundamental or non-fundamental policies. As detailed in the “Senior Management of the Adviser Following the Transaction” section below, if the Transaction is consummated, it will result in changes to the Adviser’s senior management and investment advisory personnel responsible for the day-to-day management of each of the Funds and the Master Fund. The personnel changes are not anticipated to entail any reductions in the quality or scope of the Adviser’s currently rendered services. Upon the closing of the Transaction, Cypress Creek is anticipated to be able to fulfill all of its responsibilities as outlined in the New Management Agreements.

Under the 1940 Act, the Adviser can continue to serve as the investment adviser to the Funds under the New Management Agreements only if the agreements are approved by both the Independent Directors and the Partners of each Fund. Accordingly, Partners of the Funds are being asked to approve the New Management Agreements.

Proposal 2

In connection with the closing of the Transaction, the current Directors would resign from the Board effective upon the closing of the Transaction. Accordingly, Partners of the Funds are being asked to approve the election of the Proposed Directors as Directors of each of the Funds effective upon the closing of the Transaction.

Q.	What happens if the Proposals are not approved?

A.

The consummation of the Transaction is contingent on all Proposals being approved by the Partners of all of the Funds. The Adviser also advises other closed-end investment companies that are not part of this Proxy Statement. Partners of those other funds are voting on similar proposals that relate to the Transaction under the same requirement. The Adviser, Salient and Cypress Creek may seek to cause this condition of the Transaction to be waived to allow for certain proposals to proceed independent of the approval of any other proposals.

If the Transaction is not consummated: (1) the Current Management Agreements would not be terminated and would remain in effect; and (2) the current Directors would not resign, and the Proposed Directors would not become Directors of the Funds. Partners are NOT being asked to approve the Transaction.

The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by Salient and Cypress Creek.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR each Proposal.

Q.	What are the primary reasons for the Board’s approval of the Proposals and recommendation that Partners approve the Proposals?

A.

The Board, including all of the Independent Directors, weighed a number of factors in reaching their decision to unanimously approve the Proposals. In advance of the November 13, 2020 meeting of the Board, the Board submitted a comprehensive questionnaire to Cypress Creek. The Board received information relating to a number of important considerations favoring the Transaction, including, among others, the representation of Cypress Creek that, based on their understanding of information available concerning services previously provided by the Adviser, that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their Partners as a result of the Transaction; and that the investment personnel expected to be primarily responsible for the day-to-day management of the Funds represent an experienced and cohesive team.

In addition, following the Transaction, Cypress Creek has stated that it intends the Adviser to engage with the new Board to explore certain potential efforts to improve the future liquidity of the Funds’ Partners.

The Board reviewed the qualifications, experience and background of the Proposed Directors and had an opportunity to meet with each of the Proposed Directors electronically prior to the Board meeting.

At the November 13, 2020 Board meeting, the Directors had an opportunity to discuss this information with representatives from Salient and Cypress Creek as they considered appropriate. Throughout this process, the Independent Directors consulted with their independent legal counsel.

The Board’s determinations were based on a comprehensive evaluation of the information provided. During their review, the Directors did not identify any particular information or consideration that was all-important or controlling, and each Independent Director attributed different weights to various factors. Although the Board considered broader issues arising in the context of the proposed Transaction, its determinations with respect to each Fund were made on a fund-by-fund basis. A more detailed summary is included below of the Board’s considerations of a number of the most important, but not necessarily all, of the factors considered.

The Board unanimously APPROVED each Proposal.

Q.	How do I vote?

A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your Interests by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card. If you have any questions regarding the Proxy Statement or to quickly vote your shares, please call Okapi Partners LLC toll-free at (877) 285-5990.

* * * *

INTRODUCTION

This proxy statement (the “Proxy Statement”) is furnished to the Partners of each of the PMF Fund, L.P. (the “PMF Fund”) and PMF TEI Fund, L.P. (“PMF TEI Fund” and, together with the PMF Fund, the “Funds” or a “Fund” as the context requires), by the Board in connection with the solicitation of Partner votes by proxy to be voted at the Special Meeting of Limited Partners or any adjournments thereof (the “Meeting”) to be held on January 21, 2021, at 10:00 AM (Central Standard Time), at the offices of the Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to Partners on or about December 9, 2020. The matters to be acted upon at the Meeting are set forth below:

1.	To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and each of the Funds;
2.	To approve the election of each of William P. Prather, CFA, CPA, III, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of each of the Funds (each a “Proposed Director” and, together, the “Proposed Directors”); and
3.	To vote on any other matters that may properly come before the Meeting and any adjournment thereof.

Each Fund will vote independently of the other Fund and each Proposal is applicable to each Fund. The Master Fund, in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of Interests voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Each Fund’s most recent annual and semi-annual reports to Partners are available at no cost. To request a report, please contact Okapi Partners at PmfFund@okapipartners.com, call toll-free at (877) 285-5990 or write to the Funds at 4265 San Felipe, 8th Floor, Houston, Texas.

The Funds

The PMF Fund

The PMF Fund, a Delaware limited partnership, is registered under the 1940 Act, as a closed-end management investment company. The PMF Fund invests substantially all of its investable assets in the Master Fund.

The PMF TEI Fund

The PMF TEI Fund, a Delaware limited partnership, is registered under the 1940 Act, as a closed-end management investment company. The PMF TEI Fund invests substantially all of its investable assets in PMF TEI (Offshore) Fund, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the PMF TEI Fund (the “Offshore Fund”). The Offshore Fund in turn invests substantially all of its investable assets in the Master Fund.

The Master Fund

The Master Fund, a Delaware limited partnership, is registered under the 1940 Act, as a closed-end management investment company. The Master Fund invests its assets in a portfolio of investment vehicles including, but not limited to, limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles generally referred to as hedge funds and private equity funds (collectively, the “Investment Funds”), while prioritizing liquidity to investors over active management, until such time as the Master Fund’s portfolio has been liquidated.

Proposal 1 — Approval of a New Agreement with the Adviser

Background

Endowment Advisers, L.P. (the “Adviser”) serves as investment adviser to each of the Funds and the Master Fund pursuant to investment management agreements between each Fund/the Master Fund and the Adviser (the “Current Management Agreements”) dated as shown below and most recently approved by the Board on October 22, 2020.

	Date of Current Management Agreement	Date Approved by Initial Partners
PMF Fund	February 12, 2014	February 12, 2014
PMF TEI Fund	February 12, 2014	February 12, 2014
Master Fund	February 12, 2014	February 12, 2014

The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 4265 San Felipe, 8th Floor, Houston, Texas 77027. Under the Current Management Agreements, the Adviser is responsible for the day-to-day management of each of the Funds and the Master Fund and is responsible for developing, implementing, and supervising each Fund’s investment program subject to the ultimate supervision of the Board. The Board provides broad oversight over the operations and affairs of the Funds and the Master Fund. As explained in more detail below, the Partners are being asked to approve a new investment management agreement between the Adviser and each Fund (the “New Management Agreements”), which the Board has unanimously approved.

The Current Management Agreements each contain a provision, pursuant to the 1940 Act, requiring that the agreement terminate in the event of its “assignment.” Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. CCP Operating, LLC (“Cypress Creek”) has entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek will acquire from Salient all of the outstanding equity interests of the Adviser and The Endowment Fund G.P., L.P., the general partner to each of the Funds and the Master Fund (the “General Partner”) and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”). The Transaction will cause a change of control of the Adviser, resulting in an “assignment” of the Current Management Agreements under the 1940 Act. To allow the Adviser to continue serving as the investment adviser to each of the Funds and the Master Fund following the closing of the Transaction, Partners are being asked to approve the New Management Agreements. Neither any of the Funds’ nor the Master Fund’s investment objective will change as a result of the Transaction, and Partners will continue to own the same Interests in the same Funds. In addition, NO CHANGE IN FEES IS PROPOSED.

Under the 1940 Act, the Adviser can continue to serve as the investment adviser to the Funds following the closing of the Transaction under the New Management Agreements only if the agreements are approved by both the Independent Directors and Partners of the Funds. Accordingly, Partners of the Funds are being asked to approve the New Management Agreement.

Senior Management of the Adviser Following the Transaction

If the Transaction is consummated, it will result in changes to the Adviser’s senior management and investment advisory personnel responsible for the day-to-day management of each of the Funds and the Master Fund. Under the 1940 Act, the Adviser can continue to serve as the investment adviser to each of the Funds following the closing of the Transaction under the New Management Agreements only if the agreements are approved by the Independent Directors and Partners of the Funds. The Independent Directors have unanimously approved the New Management Agreements, and accordingly, Partners of each of the Funds are being asked to approve the New Management Agreement. Following the Transaction, it is expected that the persons described below will be responsible for the investment advisory program of each of the Funds and the Master Fund.

After the closing of the Transaction, William P. Prather, III, CFA, CPA, Cypress Creek Chief Investment Officer and a Cypress Creek Founding Partner, and Richard A. Rincon, a Cypress Creek Founding Partner (collectively, the “Founding Partners”), will be the portfolio managers of the Funds. The Founding Partners have worked closely together for the last six years and represent a cohesive team together with the rest of the Cypress Creek personnel. Based on the Founding Partners’ prior experience managing multi-billion dollar portfolios with similar strategies to the Funds, Cypress Creek is anticipated to be able to fulfill its portfolio management responsibilities as outlined in the New Management Agreements. Cypress Creek plans to engage additional investment professionals over the next twelve months to augment the Adviser’s management capabilities, with an eventual intended target of a four-person investment team, inclusive of the Founding Partners. Cypress Creek is headquartered at 712 W. 34th Street, Suite 101, Austin, TX 78705.

The Adviser’s client services and distribution platform will be overseen by the Adviser’s current Chief Administrative Officer, who will lead client services, reporting, and distribution, which is anticipated to provide significant continuity in this regard. The Adviser’s back-office functions will be overseen by Cypress Creek’s Chief Operating Officer, who has worked closely with the Founding Partners for approximately four years and who will lead accounting, compliance and other operating activities of the Adviser. In addition, under a transition services agreement that will become effective at closing of the Transaction, Salient has agreed to provide transition services to the Adviser, at the Adviser’s expense, for a period of up to twelve months following the Transaction. These steps are intended to assist continuity in delivery of services for the benefit of Partners in the Funds.

In addition, following the Transaction, Cypress Creek has stated that it intends the Adviser to engage with the new Board to explore certain potential efforts to improve the future liquidity of the Funds’ Partners.

None of the Funds’ or the Master Fund’s current directors or officers is an officer, employee, director, general partner or shareholder of Cypress Creek. Moreover, no Independent Director has any material interest in a material transaction with Cypress Creek or its affiliates.

The Current and New Management Agreements

The New Management Agreements contain certain clarifying changes intended to address regulatory provisions applicable to the Adviser, which do not change the substance of the provisions in a material way.

In conjunction with the Transaction, Cypress Creek does not anticipate any changes to either of the Fund’s existing investment objectives, strategies, investment restrictions, fundamental or non-fundamental policies. As detailed in the ‘Senior Management of the Adviser Following the Transaction’ section below, if the Transaction is consummated, it will result in changes to the Adviser’s senior management and investment advisory personnel responsible for the day-to-day management of each of the Funds and the Master Fund. The personnel changes are not anticipated to entail any reductions in the quality or scope of the Adviser’s currently rendered services. Upon the closing of the Transaction, Cypress Creek is anticipated to be able to fulfill all of its responsibilities as outlined in the New Management Agreements.

Except for the commencement and renewal dates, changes to conform the New Management Agreements to existing provisions of each Fund’s agreement of limited partnership (each an “LPA” and, together, the “LPAs”), and changes to certain provisions related to compliance with laws, board reporting, recordkeeping, holdings information, pricing and custody, the Current and New Management Agreements are the same in all material respects. A form of the New Management Agreement is attached to this proxy statement as Exhibit A. Any discussion of the New Management Agreements in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

Under the Current Management Agreements and the New Management Agreements, the Adviser acts as investment adviser to each of the Funds and the Master Fund and continuously manages and supervises the investment programs of each of the Funds and the Master Fund and the composition of the investment portfolios in a manner consistent with the investment objectives, policies, and restrictions of each of the Funds and the Master Fund, as set forth in their respective registration statements and as may be adopted from time to time by the Board. In this capacity, the Adviser oversees and conducts disposition decisions regarding investments, and distributions to investors by the Funds and the Master Fund and what portion, if any, of the assets will be held uninvested.

Consistent with the Current Management Agreements, under the New Management Agreements the Adviser shall not be responsible, except to the extent of the reasonable compensation of each Fund’s or the Master Fund’s employees who are partners, directors, officers, or employees of the Adviser whose services may be involved, for the following expenses of a Fund or the Master Fund: all fees and expenses directly related to portfolio transactions and positions for the fund’s account such as direct and indirect expenses associated with the fund’s investments, including holding to liquidation or liquidating its investments in Investment Funds, and enforcing the fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the fund; professional fees (including, without limitation, expenses of investment bankers, consultants, experts and specialists); fees and expenses of outside legal counsel, including foreign legal counsel; accounting, auditing and tax preparation expenses; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the fund; all costs and charges for equipment or services used in communicating information regarding the fund’s transactions among the Adviser and any custodian or other agent engaged by the fund; bank services fees; expenses of preparing, printing, and distributing; reports, notices, other communications to Partners, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners’ meetings; expenses of corporate data processing and related services; Partner recordkeeping and Partner account services, fees, and disbursements; expenses relating to investor and public relations; and extraordinary expenses such as litigation expenses.

Under the Current Management Agreements and the New Management Agreements, each Fund and the Master Fund will indemnify the Adviser and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner, Adviser or Director of a Fund, or the past or present performance of services to a Fund by the Indemnified Person, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial or arbitral decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Indemnified Person by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnified Person. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the Indemnified Person may be or may have been involved as a party or otherwise, or with which such Indemnified Person may be or may have been threatened, while in office or thereafter.

Notwithstanding any of the foregoing, the indemnification provisions of the Current Management Agreements and the New Management Agreements shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law.

If approved by Partners, each New Management Agreement will remain in effect with respect to the applicable Fund and the Master Fund until the date which is two years from the consummation of the Transaction, and shall continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Board who are not parties to the New Management Agreements or interested persons (as defined in the 1940 Act) of any party to the New Management Agreements, or of any entity regularly furnishing investment advisory services with respect to the Funds or the Master Fund pursuant to an agreement with any party to the New Management Agreements, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of each Fund. Each New Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of a Fund or the Master Fund, or by the Adviser. Consistent with the Current Management Agreements, each New Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Director Actions, Considerations, and Recommendations

At a meeting of the Board held on November 13, 2020, the Directors, including the Independent Directors, considered the approval of the New Management Agreements. The Independent Directors were provided information from the Funds’ outside legal counsel and met separately in an executive session. During the executive session, the Independent Directors spent additional time reviewing and discussing the information and materials that had been furnished in advance of the meeting by Cypress Creek in response to specific requests of the Board (the “Cypress Creek Materials”). The Board noted that the terms of the New Management Agreements are substantially the same as the terms of the Current Management Agreements, except for the commencement and renewal dates and certain provisions summarizing Adviser obligations regarding compliance with laws, board reporting, recordkeeping, holdings information and pricing and custody.

A presentation was made by Cypress Creek at the Board meeting regarding the services to be provided by the Adviser pursuant to the New Management Agreements, including how such services would be affected by the proposed Transaction. Through this presentation, and the Cypress Creek Materials, the Board received and considered information regarding the nature, extent and quality of the services to be provided to the Funds by the Adviser following the consummation of the Transaction.

The Board reviewed the investment objectives and policies of the Funds and the qualifications, backgrounds and responsibilities of the senior investment professionals who are proposed to be primarily responsible for the Funds’ and Master Fund’s portfolio management following the consummation of the Transaction. The Board also considered the Adviser’s role in supervising third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board concluded that the experience of Cypress Creek’s senior personnel, its teamwork and its planned continuity in Adviser operations should enable the Adviser to provide high quality investment and other services to the Funds.

The Board also reviewed with the Adviser a presentation of the Funds’ performance. Neither the Adviser nor Cypress Creek act as an investment adviser or subadviser to any other registered investment companies or series thereof, or private funds, having investment objectives and strategies similar to those of the Funds. In addition, the Board reviewed and considered the fee structure of other funds that have objectives and strategies that are similar to those of the Funds. The Board reviewed and discussed the fees and the expense ratios of the Funds, as well as the fees and expense ratios of other funds. In consideration of such factors, the Board concluded that the management fee in the New Management Agreements would be reasonable and fair to investors

The Board reviewed information prepared by Cypress Creek concerning anticipated profits to be realized by it with respect to the Funds. The Board noted that the Adviser will continue to be responsible for any salaries and employee benefit expenses of any employees involved in the management and conduct of the Funds’ business and affairs and related overhead (including rent and other similar items). As such, the Funds will not be responsible for expenses not set forth in the LPAs. The Board noted Cypress Creek’s discussion of potential expense reductions and savings. In evaluating the anticipated profitability of the Adviser with respect to the Funds, the Board took into account the expenses expected to be borne by the Adviser and the Adviser’s resources that will be utilized in managing the Funds, and concluded that potential profits were reasonable.

Based on its discussions and considerations in their totality, with no single factor being determinative or dispositive, the Board unanimously APPROVED the New Management Agreements.

Additional Considerations

The Board was informed that Cypress Creek and the Adviser have agreed to take certain actions.

First, for a period of three years after the change of control, at least 75% of the Directors of each of the Funds will be Independent Directors. As discussed in more detail in Proposal 2 below, Partners are requested to approve five (5) Proposed Directors, four (4) of whom would serve as Independent Directors.

Second, an “unfair burden” must not be imposed on either of the Funds or the Master Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The Board was advised that Cypress Creek and the Adviser, after due inquiry, do not believe that there will be, and are not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on a Fund or the Master Fund as a result of the change of control of the Adviser.

Board Recommendation for Proposal 1

The Board, including all of the Independent Directors, has voted to unanimously APPROVE the New Management Agreements.

The Board recommends that you vote FOR Proposal 1 to approve the New Management Agreements.

Proposal 2 — Election of Directors

Proxies will be voted for the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors to hold office for an indefinite term until resignation or termination in accordance with each Fund’s LPA, as amended from time to time. None of the Proposed Directors currently serve as Directors of the Funds. Each Proposed Director has consented to serve as a Director if elected.

Although the Board does not have a standing nominating committee, the Independent Directors as a whole act as the nominating committee. The Independent Directors reviewed the qualifications, experience and background of the Proposed Directors and voted to nominate them for approval by the entire Board, which in turn unanimously approved their nomination for election by Partners to serve as Directors of each of the Funds. The Board believes that the Proposed Directors are well suited for service on the Board due to their knowledge of and experience with the financial services sector and investment fund industry as demonstrated by their biographical information below. As Cypress Creek’s Chief Investment Officer, Mr. Prather oversees all aspects of Cypress Creek’s investment activities and day-to-day operations and would provide the Board with institutional knowledge of Cypress Creek as an Interested Director of the Funds.

In the event that a Proposed Director is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. None of the Proposed Directors is related to any other Proposed Director or current or proposed officer of the Funds, nor is any current Director or officer related to another Director or officer of the Funds. The business address of each of: William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA is 712 W. 34th Street, Suite 101, Austin, TX 78705 (c/o Cypress Creek Partners). Election of Directors is non-cumulative. Each of the five (5) Proposed Directors receiving the highest number of votes cast will be elected, as long as a quorum is present at the Meeting. No Proposed Director is a party adverse to the Funds, the Master Fund, or any of their affiliates in any material pending legal proceeding, nor does any Proposed Director have an interest materially adverse to the Funds or the Master Fund. The Funds do not have a policy on Director attendance at special meetings of Partners.

The Board believes that each Proposed Director has the qualifications, experience, background and skills appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. Each Proposed Director has a demonstrated record of business and/or professional accomplishment that indicates that he or she has the ability to critically review, evaluate and assess information provided to him or her. Each Proposed Director is well suited for service on the Board due to his or her knowledge of the financial services sector, and substantial experience in serving as a director, officer and adviser to open-end and closed-end investment funds and/or their sponsors.

The information provided below, and above, is not all-inclusive. Many attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to Partner interests.

The Proposed Directors and their principal occupations for at least the last five years are as follows:

PROPOSED DIRECTORS TO BE ELECTED

Name and Year of Birth	Position(s) Held with the Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Adviser Fund Complex Overseen by Director	Other Directorships During Past 5 Years**
INTERESTED DIRECTOR*
William P. Prather III, CFA, CPA* Year of Birth: 1982	None	Founding Partner and Chief Investment Officer, Cypress Creek (since 2020); Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019).	None	Cypress Creek Partners, LLC (since 2019); MTi Group (since 2019); Pascal Partners, LLC (since 2017); WB Opportunity Partners, LLC (since 2012); AgBiome Inc. (2019).
INDEPENDENT DIRECTORS
Graeme Gunn Year of Birth: 1967	None	Partner, SL Capital Partners LLP (1999-2019); Non-Executive Director, Sport Maison Limited (since 2018); Director, 3 Bridges Capital Limited (since 2019).	None	Director, SL Capital Partners, LLP (2010-2019), Non-Executive Director, Sport Maison Limited (since 2018); Director, 3 Bridges Capital Limited (since 2019).
Victor L. Maruri Year of Birth: 1952	None	Managing Partner, HCP Management Company, LLC (since 2003).	None

HCP Management Company (since 2003), MIAT College (since 2014), Cuba Study Group (since 2017), Taylor College (2014-2020), Envy Medical (2014-2019), Career Training Academy (2011-2019), Language Stars (2010-2018), Trumpet Search (2014-2017), Polaris Hospital Corp. (2014-2016), Collaborative Learning (2010-2015), New America Alliance (2006-2015).

Name and Year of Birth	Position(s) Held with the Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Adviser Fund Complex Overseen by Director	Other Directorships During Past 5 Years**
David Munoz Year of Birth: 1974	None

Strategic Advisor (since 2019) – HOLT Fintech Accelerator; Chief Executive Officer (2016-2019) – International Financial Services Group (Cayman), International Financial Services Limited (UK) and International Financial Services SA/NV (Belgium); Chief Executive Officer/President (2012-2018) – Deltec International Group (Cayman), Deltec Bank & Trust Ltd. (Bahamas), Deltec Investment Advisers Ltd. (Bahamas), Deltec Fund Services Ltd. (Bahamas), Deltec Securities Ltd. (Bahamas), Deltec (U.S.) Holdings, Deltec Wealth Management (U.S.).

			None	International Financial Services Group (2016-2019); International Financial Services Group Ltd. (2017-2019); International Financial Services Group SA/NV (2018-2019); Deltec International Group (2012-2018); Deltec Bank & Trust Ltd. (2012-2018); Deltec Investment Advisers Ltd. (2013-2018); Deltec Fund Services Ltd. (2015-2018); Deltec (U.S.) Holdings Inc. (2012-2018); Deltec Wealth Management (2012-2018); Deltec Securities Ltd. (2012-2018); Halcyon Life Insurance Ltd. (2016-2018); Long Cay Captive Insurance Management (2016-2018).
Carl Weatherley-White, CFA Year of Birth: 1962	None	Managing Director, Advantage Capital (since 2019); Chief Executive Officer, VivoPower International PLC (2016-2019); President, Lightbeam Electric Company (2013-2016).	None	VivoPower International PLC (2017).

*	This person’s status as an “interested” Director arises from his affiliation with the Adviser. Mr. Prather is a Founding Partner and Chief Investment Officer of Cypress Creek.

**	This column includes directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, (i.e., public companies) or other investment companies registered under the 1940 Act.

Interest Ownership by Directors

The following table sets forth the dollar range of each Fund’s Interests beneficially owned by Proposed Directors and equity securities beneficially owned by the Directors in other investment companies overseen by the Directors within the same family of investment companies, as of November 30, 2020.

Name of Director	PMF Fund	PMF TEI Fund	Aggregate in all Registered Investment Companies Overseen by Director in the Family of Investment Companies
Proposed Independent Directors
Graeme Gunn	None	None	None
Victor L. Maruri	None	None	None
David Munoz	None	None	None
Carl Weatherley-White, CFA	None	None	None
Proposed Interested Director
William P. Prather III, CFA, CPA	None	None	None

Board Meetings and Committees

The Funds’ business and affairs are managed under the direction of the Board, including the duties performed by the Adviser pursuant to the Funds’ investment management agreements. Among other things, the Directors set broad policies for the Funds, approve the appointment of the Adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and review the performance, of the Funds’ independent registered accounting firm. The role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Funds.

As part of each regular Board meeting, the Independent Directors meet separately from the Adviser and on a regular basis, and, as part of at least one Board meeting each year, with the Funds’ Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board may designate a Chairman to preside over meetings of the Board and meetings of Partners, and to perform such other duties as may be assigned to him or her by the Board. The Funds do not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Funds and their Partners. If elected, the Proposed Directors could determine to change the governance structure and/or committees of the Board.

Presently, G. Edward Powell serves as Chairman of the Board and William K. Enszer serves as Principal Executive Officer of the Funds. Mr. Enszer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of his positions within Salient. As Chairman of the Board, Mr. Powell serves as Lead Independent Trustee of the Funds and presides at meetings of the Directors. In this capacity, he serves as liaison between the Independent Directors and the Officers of the Funds and the Adviser and performs such other duties as the Independent Directors shall from time to time determine. The Board believes that Mr. Powell’s history with Salient’s investment platform and experience in the investment field qualifies him to serve as the Chairman of the Board. Similarly, the Board believes that Mr. Enszer’s experience with Salient’s investment platform as a portfolio manager of the Funds and overseeing Salient’s private markets team qualifies him to serve as Principal Executive Officer of the Funds. The Board has determined that the composition of the Audit Committee, consisting entirely of Independent Directors, is an appropriate means to address any potential conflicts of interest that may arise from the Principal Executive Officer’s proposed status as an interested director of the Funds. The Board believes that this Board leadership structure—a separate Chairman of the Board and a Principal Executive Officer—is the optimal structure for the Funds at this time. Since the Chairman serves as the Lead Independent Director, and the Principal Executive Officer is directly involved in managing both the day-to-day operations and long-term strategy of the Funds, the Board has concluded that this structure allows for efficient and effective communication with the Board.

The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Funds’ activities, including regarding the Funds’ investment portfolios and their financial accounting and reporting. The Compliance Committee and the Board also meet at least quarterly with the CCO, formally and informally, who reports on the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. The Audit Committee’s meetings with the Funds’ independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically, and at least quarterly, with representatives of the Funds and the Adviser to receive reports regarding the management of the Funds, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with the Adviser’s senior management.

The current Board believes that its role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Funds have robust internal processes in place and that the Adviser has a strong internal control environment to identify and manage risks. However, not all risks that may affect the Funds can be identified, nor can processes and controls be developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Funds, the Board, or Salient, its affiliates or other service providers.

In general, no one factor is decisive in the selection of an individual to join the Board. The qualifications and factors the Board considers when concluding that an individual should be nominated serve on the Board are the following: (i) the candidate’s potential contribution to the Funds, the Board and the committees in terms of the candidate’s experience and background; (ii) the candidate’s other commitments and the impact such commitments may have on his/her service to the Funds; (iii) whether an independent Director candidate could qualify as an “audit committee financial expert”; (iv) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ Partners; (v) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; and (vi) any other such factors as the Board may deem relevant. Additionally, nominees must: (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws. All equally qualified candidates will be treated equally in consideration by the Board.

The Board believes that each Proposed Director has the qualifications, experience, attributes and skills (“Director Attributes”) to serve as a Director in light of the Funds’ business and structure. Each of the Proposed Directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Proposed Directors have served as a member of the board of other funds, private companies, public companies, or non-profit entities or other organizations.

In addition to the information provided in the charts above, certain additional information regarding the Proposed Directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to Partner interests.

Proposed Independent Directors

Graeme Gunn – Mr. Gunn has a 24-year track record of leading investments in private markets in the United Kingdom, continental Europe and the United States. He was a Founding Partner of SL Capital Partners, a 70-person private markets investor with approximately €40m in fee revenue. The business focused on private equity fund investments, co-investments, secondary transactions, infrastructure and credit. Mr. Gunn provides deep insights into the operational aspects of managing and scaling regulated funds focused on private assets.

Victor L. Maruri – Mr. Maruri has more than 35 years of experience as a private equity investor, investment banker, and capital markets specialist. Over the past twenty years, Mr. Maruri has been a private equity investor focusing on middle-market companies, in the healthcare, consumer products and education sectors. Mr. Maruri brings experience managing a regulated fund and investing in private markets including the management of conflicts of interest and creating alignment amongst investors and advisers.

David Munoz – Mr. Munoz has 24 years building and leading investment and wealth management institutions globally. He brings accounting, regulatory and compliance experience across numerous jurisdictions along with asset management best practices to the Board.

Carl Weatherley-White, CFA – Mr. Weatherley-White has 33 years of experience at and working with global financial institutions. He has significant investment, tax, accounting and structuring knowledge, which he will bring to the Board.

Proposed Interested Director

William P. Prather, III, CFA, CPA – Mr. Prather is a Founding Partner and Chief Investment Officer of Cypress Creek. He has spent over 15 years investing across asset classes as both a general partner and limited partner. He has held over 40 limited partner advisory board seats and over 10 corporate board seats or board observer seats. He brings a strong focus on institutional best practices in portfolio construction and experience building high caliber investment teams.

During the fiscal year ended December 31, 2019, the Board met five times. The Board has three formal standing committees: the Valuation Committee, the Compliance Committee, and the Audit Committee. During such period, the Valuation Committee met four times, the Compliance Committee met four times with the CCO, and the Audit Committee met four times. Each Director attended all of the Board and Committee meetings on which he or she serves. Each Committee of the Board is comprised of only Independent Directors. The respective duties and responsibilities of these Committees remain under the continuing review of the Board.

The Board has formed an Audit Committee that is responsible for meeting with each Fund’s independent registered public accounting firm, administrator, and officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of each Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to each Fund or the Adviser. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under each Fund’s compliance program. The duties and responsibilities of the Audit Committee are set forth in more detail in the Audit Committee Charter adopted by the Board, a copy of which is attached as Exhibit B.

The Board has formed a Compliance Committee that is responsible for meeting with the Funds’ CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under each Fund’s compliance program and operations.

The Board has formed a Valuation Committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies. The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

At the suggestion of Cypress Creek, the Board reviewed the qualifications of the Proposed Directors as outlined in detail above. At a meeting of the Board on November 13, 2020, the Board unanimously APPROVED the nomination of the Proposed Directors and voted to recommend that Partners of the Funds vote FOR the election of the Proposed Directors.

Communications with the Board of Directors

Partners wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Directors as a group, at the following address: 4265 San Felipe, 8th Floor, Houston, Texas 77027, c/o the Secretary of the Funds.

Board Recommendation for Proposal 2

The Board recommends that you vote FOR the election of the Proposed Directors.

All Proposals

The consummation of the Transaction is contingent on all Proposals being approved by the Partners of both of the Funds. The Adviser also advises other closed-end investment companies that are not part of this Proxy Statement. Partners of those other funds are voting on similar proposals that relate to the Transaction under the same requirement. The Adviser, Salient and Cypress Creek may seek to cause this condition of the Transaction to be waived to allow for certain proposals to proceed independent of the approval of any other proposals.

If the Transaction is not consummated: (1) the Current Management Agreements would not be terminated and would remain in effect; and (2) the current Directors would not resign, and the Proposed Directors would not become Directors of each of the Funds. Partners are NOT being asked to approve the Transaction.

Proxy Solicitation and Tabulation, Quorum and Required Vote

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by Cypress Creek and Salient. Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Funds, by personnel of the Adviser or of the Funds’ administrator and transfer agent, or by broker-dealer firms. The Funds have retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Partners may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Funds’ officers, by the Adviser’s personnel, or by broker-dealer firms, in person, or by telephone or by facsimile, will be borne by Cypress Creek and Salient. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding Interests registered in their names or in the names of their candidates, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Interests. Total estimated proxy solicitation costs are approximately $72,500.

All Proxy Cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the Meeting, and which are not revoked, will be voted at the Meeting. Interests represented by such proxies will be voted in accordance with the instructions thereon, or, if no instructions are provided, the Interests will be voted FOR each Proposal. All Interests that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are Interests for which (i) the beneficial owner has not voted and (ii) the broker holding the Interests does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as Interests that are present at the Meeting but which have not been voted, will assist the Funds in obtaining a quorum but will have no effect on the outcome of the Proposals or any other proposal properly brought before the Meeting which requires a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date will constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the Partners of the Funds in favor of a Proposal are not received, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Interests present in person or by proxy at the session of the Meeting to be adjourned, or may be called by the chairman of the Meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against a Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Cypress Creek and Salient.

Approval of Proposal 1 requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, as of the Record Date. Pursuant to the 1940 Act, the vote of “a majority of the outstanding securities” for each Fund means the vote of the lesser of: (i) 67% or more of the Interests present at the meeting, if the holders of more than 50% of the Interests are present or represented by proxy; or (ii) more than 50% of the Interests.

Approval of each Proposed Director included in Proposal 2 requires the affirmative vote of a plurality of votes cast at the Meeting, as long as a quorum is present at the Meeting. The five nominees receiving the highest number of favorable votes cast, even if they do not receive a majority of the votes cast, will be elected. When five nominees run for five Director positions, if a Proposed Director receives any votes, other votes to withhold and votes against have no effect on the outcome of the election of the Proposed Director.

The Master Fund, in which each Fund directly or indirectly invests substantially all of its assets, is also holding a vote of its partners. Each Fund will calculate the proportion of Interests voted “for” each Proposal to those voted “against” (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote all its Interests in the Master Fund for or against each Proposal in the same proportion. In effect, votes on the Proposals by the Partners of the Funds will constitute an “instruction” to each Fund to vote its Interests in the Master Fund in the same proportion as voted at the Fund level.

The Board recommends that you vote “FOR” each of the Proposals.

ADDITIONAL INFORMATION

Each Fund sent a free copy of its reports to the Partners for the fiscal year ended December 31, 2019 and for the six-month period ended June 30, 2020, as well as prior fiscal periods, each of which included either annual audited or semi-annual unaudited (depending on the period covered) financial statements of the Fund, to Partners of record and known beneficial owners as of the last day of the applicable fiscal year. Partners of record or beneficial owners may also request a free copy of a Fund’s semi-annual report, which includes un-audited financial statements, or annual report by writing to the Funds at 4265 San Felipe, 8th Floor, Houston, Texas 77027 or by calling Okapi Partners toll-free at (877) 285-5990.

The Funds will send this Proxy Statement to each Partner of record, even if that means multiple proxy statements may be mailed to the same address. Partners sharing an address who receive multiple copies of annual reports or proxy statements and wish to request delivery of a single copy of annual reports or proxy statements may do so by writing to the Funds at 4265 San Felipe, 8th Floor, Houston, Texas 77027 or by calling Okapi Partners toll-free at (877) 285-5990.

Partners are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposals unless the Board, in its sole discretion, may determine.

Voting

The close of business on November 30, 2020 has been fixed as the record date (the “Record Date”) for the determination of Partners entitled to notice of and to vote at the Meeting. As of October 31, 2020, Interests outstanding and entitled to vote for each Fund were as shown below.

Number of Interests Outstanding as of 10/31/20
PMF Fund	[To be completed in definitive filing]
PMF TEI Fund	[To be completed in definitive filing]

Each Partner will be entitled to cast at any meeting of Partners a number of votes equivalent to the Partner’s investment percentage of a Fund as of the Record Date.

There are four ways for Partners to vote:

1.	By Internet: Refer to the enclosed proxy card for the control number and go to: www.OkapiVote.com/PMF and follow the simple on-screen instructions;

2.	By Phone: Call Okapi Partners toll-free at: (877) 285-5990 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST);

3.	By Mail: By completing and mailing the proxy card enclosed herewith; or

4.	In Person: By written ballot at the Meeting.

Instead of submitting proxies by mail on the enclosed proxy card, Partners have the option to submit their proxies or voting instructions electronically through the internet or by telephone as described herein. Proxies delivered via the internet or via telephone must be received by 11:59 p.m. Eastern Standard Time on January 20, 2021 in order to be counted. Please note that there may be separate arrangements for using the internet and telephone depending on whether a Partner’s Interests are registered in the Fund’s records in the Partner’s name or in the name of a brokerage firm or bank. Partners should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which voting options are available.

The internet and telephone procedures described above for submitting proxies are designed to authenticate Partners’ identities, to allow Partners to have their Interests voted and to confirm that their instructions have been properly recorded. Partners submitting proxies or voting instructions via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which would be borne by the Partner.

This solicitation is being made by the Board on behalf of each Fund. Solicitation is made primarily by the mailing of this Proxy Statement, the accompanying proxy card and the accompanying letter. Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Adviser, affiliates of the Adviser, or other representatives of the Funds, including employees of Okapi Partners, LLC, the proxy solicitation firm engaged by the Adviser in connection with this solicitation (the “Proxy Solicitor”). In consideration of its proxy solicitation services in connection with the Meeting, Cypress Creek and Salient will compensate the Proxy Solicitor, which will be paid a base fee and incremental fees calculated on the basis of Partners contacted and votes tabulated. In addition, Cypress Creek and Salient have agreed to pay certain expenses incurred by the Proxy Solicitor in the performance of its services. Total estimated proxy solicitation costs are approximately $72,500. The expenses in connection with preparing this Proxy Statement and its enclosures, and related expenses, will be borne by Cypress Creek and Salient.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with management of the Funds. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Fund’s annual report for the fiscal year ended December 31, 2019 for filing with the SEC.

Auditors, Audit Fees and All Other Fees

KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Funds. KPMG is not expected to be present at the Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following tables present the aggregate fees billed for each Fund’s fiscal years ending December 31, 2018 and December 31, 2019 by the Funds’ independent registered public accounting firm for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

PMF Fund

	12/31/19	12/31/18
Audit Fees	$13,900	$13,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$13,900	$13,900

PMF TEI Fund

	12/31/19	12/31/18
Audit Fees	$13,900	$13,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$13,900	$13,900

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of a Fund’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by each Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Audit Committee Charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the Funds by KPMG. The Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund by the Fund’s independent registered public accounting firm for the fiscal years ending December 31, 2018 and December 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the fiscal years ending December 31, 2018 and December 31, 2019.

PMF Fund

	11/30/19	11/30/18
Fund	$0	$0
Adviser	$0	$0

PMF TEI Fund

	11/30/19	11/30/18
Fund	$0	$0
Adviser	$0	$0

The Audit Committee has considered whether the provision by the Funds’ independent registered public accounting firm of non-audit services to the Adviser, as well as any of its affiliates that provide ongoing services to the Funds, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds Who Are Not Directors

The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Salient and their ownership of Salient stock, the officers of the Funds will benefit from the management fees paid by the Funds to the Adviser. Each officer affiliated with Salient may hold a position with other Salient entities that is comparable to his or her position with the Salient entity listed below.

Name and Year of Birth (1)	Position(s) with the Funds	Principal Occupation(s) During Past 5 Years
Thomas Dusenberry Year of Birth: 1977	Principal Financial Officer (Since 2018) and Treasurer (Since 2020)

Assistant Treasurer, Salient MF Trust (April 2019 - December 2019); Assistant Treasurer, Salient Midstream and MLP Fund (April 2019 - December 2019); Assistant Treasurer, Forward Funds (April 2019 - December 2019); Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), The Endowment PMF Funds; Director of Fund Operations, Salient (since 2016); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001-2016).

Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since 2010)

Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, The Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Secretary (since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Vice President, Forward Funds (2017-2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017);Vice President, The Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 - June 2017).

(1)	As of November 30, 2020, the business address of each officer is 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Ownership of Certain Beneficial Owners

As of October 31, 2020, to the Funds’ knowledge, only the below Partners beneficially owned 5% or greater of any Fund’s outstanding equity securities. Beneficial owners of 25% or more of a Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to Partners. To the knowledge of the Funds, as of October 31, 2020, (i) no current Director of a Fund, and no “named executive officer” of a Fund (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding Interests of either of the Funds, and (ii) all Directors and executive officers of the Funds owned, as a group, less than 1% of the outstanding Interests of each Fund.

[To be completed in definitive filing]

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Partners properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

PARTNER PROPOSALS

The Funds are not required to hold annual Partner meetings and currently do not intend to hold such meetings unless Partner action is required in accordance with the 1940 Act. Any Partner who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a Partner proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

ADMINISTRATORS AND PLACEMENT AGENT

UMB Fund Services, Inc., located at 235 W. Galena St. Milwaukee, Wisconsin 53212 serves as the Fund’s independent administrator. Salient Capital, L.P., an affiliate of the Adviser located at 4265 San Felipe, 8th Floor, Houston, Texas 77027, serves as a Placement Agent to solicit investments in the Funds.

During the fiscal year ended December 31, 2019, the Placement Agent did not receive any compensation from the Funds or the Master Fund.

NOTICE TO BANKS AND VOTING PARTNERS AND THEIR NOMINEES

Please advise the Fund, through Okapi Partners, our Proxy Solicitor at (877) 285-5990, whether other persons are beneficial owners of Interests for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Interests.

By Order of the Board of Directors

/s/ Kristen Bayazitoglu
Kristen Bayazitoglu Secretary

Dated: December 7, 2020

EXHIBIT A

Form of New Management Agreement

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT
PMF FUND, L.P.

THIS INVESTMENT MANAGEMENT AGREEMENT (“Agreement”) is made as of ~~February 12~~[    ], ~~2014~~2020, by and among PMF Fund, L.P., a Delaware limited partnership (the “Fund”), Endowment Advisers, L.P., a Delaware limited partnership (the “Adviser”) and The Endowment Fund GP, L.P., a Delaware limited partnership (the “General Partner”).

WHEREAS, the Fund ~~will be~~is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Fund invests substantially all of its investable assets in Endowment PMF Master Fund, L.P., a Delaware limited partnership registered with the SEC as a closed-end management investment company under the 1940 Act, as amended (the “Master Fund”); and

WHEREAS, the Master Fund ~~h~~was ~~been~~ formed with the objective of serving as a “liquidating vehicle” for the purpose of reducing its portfolio to cash and distributing such cash to its holders of limited partnership interests in the Fund (each, a “Partner”) as soon as reasonably practicable, as described below;

WHEREAS, the Fund desires to retain the Adviser so that it will render investment management services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to render such services and/or engage others to render such services to the Fund;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed by the parties as follows:

1.         Appointment.   The Fund hereby appoints the Adviser to act as investment adviser and provide investment advisory services to ~~such~~the Fund, subject to the supervision of the Fund’s Board of Directors (the “Board”), for the period and on the terms and conditions set forth in this Agreement.  The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

2.          Responsibilities of the Adviser.

~~(a)~~ The Adviser hereby undertakes and agrees, to the extent permitted by applicable laws, rules and regulatory interpretations, upon the terms and conditions herein set forth, subject to the supervision of the Fund’s Board and subject to the Fund’s investment objective, policies and limitations as a “liquidating vehicle,” as set forth in the Fund’s registration statement filed with the SEC on Form N-2 (the “Registration Statement”), and the Agreement of Limited Partnership of the Fund (as the same may be amended from time to time, the “Partnership Agreement”):

(~~i~~a)       to make disposition decisions and provide a program for the liquidation of the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data in connection therewith; obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to liquidate the Fund as promptly as reasonably practicable; engage in or supervise the sale of investments, securities, and/or cash as well as the making of short-term, cash equivalent investments of funds held pending distribution to investors, the payment of Fund expenses or for regulatory purposes; engage in or supervise the sale of interests in unregistered investment funds and/or other investment vehicles held by the Fund (the “Investment Funds”); select brokers or dealers to execute transactions; and all of the aforementioned shall be done in material accordance with the Fund’s investment objective, policies and limitations as a “liquidating vehicle” as set forth in the Registration Statement, the Partnership Agreement, and in accordance with guidelines and directions from the Fund’s Board  and any applicable laws and regulations;

(~~ii~~b)       subject to the direction and control of the Board, to assist the Fund as it may reasonably request in the conduct of the Fund’s business as a “liquidating vehicle,” including oral and written research, analysis, advice, statistical, and economic data, judgments regarding the sale of individual investments, general economic conditions and trends, determine or recommend the securities, instruments, repurchase agreements, options, and other investments (including the Investment Funds) that the Fund will sell and the time of such sales; continuously manage and supervise the liquidation of the Fund in a manner consistent with the investment objective, policies, and limitations of the Fund as a “liquidating vehicle, ” as set forth in the Registration Statement, the Partnership Agreement and as may be adopted from time to time by the Board, and applicable laws and regulations; and undertake to do anything incidental to the foregoing to facilitate the liquidation of the Fund and performance of the Adviser’s obligations hereunder;

(~~iii~~c)   to furnish to or place at the disposal of the Fund information, evaluations, analyses, and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request, and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator, or other agent of the Fund;

(~~iv~~d)   to furnish to or place at the disposal of the Fund, such office space, telephone, utilities, and facilities as the Fund may require for its reasonable needs and to furnish at the expense of the Adviser, clerical services related to research, statistical, and investment work;

(~~v~~e)    to render or make available to the Fund management and administrative assistance in connection with the operation of the Fund that shall include (~~a~~i) compliance with all reasonable requests of the Fund for information, including information required in connection with the Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (~~b~~ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Fund~~; and~~.

(~~vi~~f)    to pay the reasonable salaries, fees, and expenses of the Fund's officers and employees (including the Fund's share of payroll taxes) and any fees and expenses of the Fund's directors (“Directors”) who are partners, directors, officers, or employees of or otherwise affiliated with the Adviser; provided, however, that the Fund, and not the Adviser, shall bear travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are partners, directors, officers, or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board or any committees thereof or advisers thereto. The Adviser shall also bear all expenses arising out of its duties hereunder~~, including travel and other expenses related to the monitoring and sale of Investment Funds~~. The Adviser shall not be responsible for any expenses of the Fund other than those specifically allocated to the Adviser in this Agreement.

~~To the extent that the foregoing provides that the Fund bears a portion of the costs and expenses and such costs and expenses benefit The Endowment PMF Master Fund L.P. (“Master Fund”) or any other investor therein, such costs and expenses shall be prorated among the Fund and such other investors in the Master Fund in a manner in which the General Partner deems appropriate in its reasonable business judgment (generally ratably, based on the amount that the Fund and each other investor has invested in the Master Fund).~~

(~~b~~g)   Notwithstanding the foregoing, in no event shall the Adviser be obligated to seek a sale of (i) any Investment Fund interest in a Hedge Fund (as defined in the Master Fund’s limited partnership agreement) prior to the five-year anniversary of the date of the contribution of assets in kind from The Endowment Master Fund, L.P. to the Master Fund as contemplated by the Agreement and Plan of Partnership Division (the “Partnership Division”) or (ii) any Investment Fund interest in a private equity fund prior to the ten-year anniversary of the date of the Partnership Division.   Following the five-year anniversary of the Partnership Division, the Adviser shall use reasonable best efforts to promptly sell any remaining Hedge Funds (including engaging an agent to assist with such sale, and the expense of such agent shall be borne by the Fund). Following the ten-year anniversary of the Partnership Division, the Adviser shall use reasonable best efforts to promptly sell any remaining Investment Fund assets (including engaging an agent to assist with such sale, and the expense of such agent shall be borne by the Fund).

3.	Allocation of Charges and Expenses.

(a)           Except as provided in Section (3)(b), the Adviser shall bear the Adviser’s own costs of providing services hereunder including, but not limited to, those services described in Section 2 of this Agreement. Without limiting the foregoing, the Adviser shall pay the salaries, fees, and expenses of the Fund’s officers, and directors (“Directors”) who are partners, directors, officers, or employees of or otherwise affiliated with the Adviser; provided, however, that the Fund, and not the Adviser, shall bear travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are partners, directors, officers, or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund’s Board or any committees thereof or advisers thereto.

~~(c)~~   In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of ~~the~~any Fund~~'s~~ employees who are partners, directors, officers, or employees of the Adviser, for the following expenses of the Fund: all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including holding to liquidation or liquidating its investments in Investment Funds, and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including without limitation expenses of investment bankers, consultants, experts and specialists); fees and expenses of outside legal counsel, including foreign legal counsel; accounting, auditing and tax preparation expenses; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment  or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; bank services fees; expenses of preparing, printing, and distributing: reports, notices, other communications to Partners, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners’ meetings; expenses of corporate data processing and related services; Partner recordkeeping and Partner account services, fees, and disbursements; expenses relating to investor and public relations; and extraordinary expenses such as litigation expenses. Notwithstanding anything to the contrary herein, in all events the Fund and the Adviser shall bear their respective expenses as described in Section 3.11 of the Fund’s Amended and Restated Agreement of Limited Partnership.

(b)

(b)         To the extent that the foregoing provides that the Fund bears a portion of the costs and expenses and such costs and expenses benefit the Master Fund or any other investor therein, such costs and expenses shall be prorated among the Fund and such other investors in the Master Fund in a manner in which the General Partner deems appropriate in its reasonable business judgment (generally ratably, based on the amount that the Fund and each other investor has invested in the Master Fund).

(c)        The Adviser is also the investment adviser to the Master Fund and, as such, substantially all of the responsibilities of the Adviser described in Sections 2 above shall occur at the Master Fund level. It is the intention of the parties that the Fund shall invest all of the Fund’s investable assets in the Master Fund. Any subsequent determination by the Fund Board that it is in the best interests of the Fund and its shareholders to withdraw some or all of the Fund’s investment in the Master Fund (or any other, additional, or successor investment vehicle) shall only be made with a concurrent, substantially equivalent determination of the Master Fund’s board in accordance with the Master Fund’s registration statement under the 1940 Act and applicable laws and regulations. Until such determination is made, it is the intent of the parties that all substantive investment management services shall be conducted at the Master Fund level, and that the Adviser shall not have investment discretion at the Fund level and shall accordingly invest all of the Fund’s investable assets in the Master Fund.

~~3~~4.         Use of Name.  Upon receiving notice from the Adviser, the Fund will assist the Adviser to a reasonable extent in protecting the use and sublicensing of names or trademarks that the Adviser has the rights to use and sublicense.

~~4.  Regulatory Compliance. In performing its duties hereunder, the Adviser shall in all material respects comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Board, and with the provisions of the Registration Statement.~~

5.           Regulatory Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder and interpretations thereof, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Adviser’s business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

~~5~~6.         Compensation.

(a)     As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, beginning on the date of the Partnership Division the Fund (subject to Section 5(b)) will pay the Adviser monthly in arrears a fee, calculated on the last business day of such month at the annual rate of 0.70% of the Fund’s month-end net assets through the period ending six quarters after the date of the Partnership Division, and at an annual rate of 0.40% of the Fund’s month-end net assets for periods ending thereafter until the expiration of ten years after the date of the Partnership Division, at which point the Adviser shall no longer receive any investment management fee; provided however, that for periods following the period ending five years after the date of the Partnership Division, no investment management fee shall be charged on any Hedge Fund, with any such Hedge Funds remaining in the Fund’s portfolio at that time being excluded from the calculation of net assets for the purposes of determining the investment management fee. If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month and shall be payable within 30 days after the end of the relevant month or the date of termination of this Agreement, as applicable. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Partnership Agreement, the Fund’s valuation procedures, and its Registration Statement, each as amended from time to time. If the determination of the net asset value of the Fund has been suspended for a period including the end of any month when the Adviser’s compensation is payable pursuant to this paragraph, then the Adviser’s compensation payable with respect to such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month), as adjusted by the Board in good faith. If the Fund determines the value of the net assets of its portfolio more than once in any month, then the last such determination thereof in that month shall be deemed to be the sole determination thereof in that month for the purposes of this paragraph.

(b)       The Fund currently invests all of its investable assets in the Master Fund. For so long as the Fund invests some or all of its investable assets in the Master Fund, any successor investment vehicle to the Master Fund, or one or more other or additional investment vehicles that operate as a master or hub fund (subject to applicable statutes, regulations, and interpretations thereof or exemptions therefrom), the Adviser shall not be entitled to any fee pursuant to Section 5(a) with respect to that portion of the Fund’s assets that are so invested. Should the Fund’s Board determine that it is in the best interests of the Fund and its shareholders to withdraw some or all of the Fund’s investment in the Master Fund (or any other, additional, or successor investment vehicle), the Adviser will directly manage, or supervise the direct management of, such assets of the Fund in accordance with the terms of this Agreement.

~~6~~7.	Portfolio Transactions.

(a)      In executing transactions for the Fund and selecting brokers or dealers, the Adviser shall place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund’s Registration Statement and in accordance with any applicable legal requirements. Without limiting the foregoing, the Adviser   shall seek to obtain for the Fund the best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  Subject to the appropriate policies and procedures approved by the Fund’s Board, the Adviser   may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser   an amount of commission for effecting a  portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.   To the extent authorized by Section 28(e) of the Securities Exchange Act and the Fund’s Board, the Adviser   shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement with respect to the Fund or otherwise solely by reason of such action.

~~7~~8.	Proxy Voting.

(a)      The Fund may delegate to the Adviser, subject to revocation at the discretion of its Board, the responsibility for voting proxies relating to the Fund’s portfolio securities pursuant to written proxy voting policies and procedures established by the Adviser. Notwithstanding such delegation, with respect to securities issued by the Master Fund (or any other investment vehicle or fund in which the Fund may invest in the future and that is managed by the Adviser, or an Adviser Affiliate), the Fund will reserve the right, and will not delegate responsibility to the Adviser, to vote any proxies relating to such securities.

9.           Record Keeping. The Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Board) relating to the Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Board upon the termination of this Agreement, and shall be available without delay during any day that the New York Stock Exchange is open for business.

10.          Holdings Information and Pricing. The Adviser shall provide regular reports to the Board regarding the Fund’s holdings, and, on the Adviser’s own initiative, may furnish the Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Board promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide, upon request, any pricing information of which the Adviser and/or any pricing agent is aware to the Board, to assist in the determination of the fair value of any Fund holdings as required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

11.           Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

~~8~~12.        Reports.  The Adviser shall regularly report to the Fund’s Board on the progress of the Fund’s liquidation and the issuers and securities generally represented in the Fund’s portfolio, including reports received from the Investment Funds, and will furnish the Board such periodic and special reports as the Directors may reasonably request.

~~9~~13.        Not Exclusive.  Nothing herein shall be construed as prohibiting the Adviser, or any director, officer, partner, employee, or affiliate thereof from providing investment management or advisory services to, or entering into investment management or advisory agreements with, other clients (including other registered investment companies), including clients which may from time to time purchase and/or sell securities of issuers in which the Fund invests, or from utilizing (in providing such services) information furnished to the Adviser by advisors and consultants to the Fund and others; provided however, that the Adviser will undertake no activities that, in its judgment, will adversely affect the performance of its obligations under this Agreement.

~~10~~14.      Conflicts of Interest.  Whenever the Fund and one or more other accounts or investment companies managed or advised by the Adviser or an affiliate of the Adviser (an “Adviser Affiliate”) have opportunities to sell securities, such opportunities shall be allocated in accordance with procedures approved by the Fund’s Board and believed by the Adviser to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be disposed of by the Fund. In addition, the Fund acknowledges that any partner, director, or officer of, or persons employed by, the Adviser or an Adviser Affiliate, who may also be a general partner, partner, director, or officer of, or person employed by, the Fund, to assist in the performance of the Adviser’s duties hereunder will not devote his or her full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any Adviser Affiliate to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

~~11~~15.      Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund’s Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent.

~~12~~16.       Liability.  The Adviser may rely on information reasonably believed by it to be accurate and reliable, including but not limited to, any information or report from the Investment Funds, and shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. The provisions of Section 3.9(a) of the Partnership Agreement shall apply mutatis mutandis to the Adviser and each Adviser Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives, to provide for exculpation with respect to services provided to the Fund under this Agreement, in accordance with the terms and conditions of such Section 3.9(a). Any person, even though also employed by the Adviser, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Adviser.

~~13~~17.       Indemnification. The provisions of Section 3.10 of the Partnership Agreement shall apply mutatis mutandis to provide for indemnification by the Fund of the Adviser and any Adviser Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each of which or whom shall be an “indemnitee” under such Section 3.10), in accordance with the terms and conditions of such Section 3.10.

~~14~~18.       Term of Agreement; Termination.   This Agreement shall remain in effect with respect to the Fund until ~~February 11, 2016~~the date which is two years from the day and date first written above, and shall continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by (a) a majority of the members of the Fund’s Board who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of an~~y~~ party to this Agreement, (b) vote of holders of a majority of the outstanding voting securities of the Fund or (c) by the Adviser. Any notice to a Fund or the Adviser shall be deemed given when received by the addressee.

~~15~~19.       Assignment.  This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder.  This Agreement shall automatically be terminated in the event of its assignment.

~~16~~20.       Amendment.  This Agreement may be amended only by the written agreement of the parties whose rights are affected by the amendment.   Any amendment shall be required to be approved by the Fund’s Board and by a majority of its independent Directors in accordance with the provisions of Section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote of Partners of the Fund as is required by the 1940 Act and the rules thereunder.

~~17~~21.       Conflicts of Laws.  This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

~~18~~22.       Management of Subsidiaries.   If the Fund’s Board determines that it is in the best interests of the Fund and its Partners to carry on all or part of the business of the Fund through one or more subsidiaries, the Board may cause the substantive terms of this Agreement to apply to the management of any such subsidiary or subsidiaries.

~~19~~23.       Fund Obligations.  This Agreement is made by the Fund and executed on behalf of the Fund by an officer of the Fund, and the obligations created hereby are not binding on the General Partner, nor any of the Partners, Directors, officers, employees, or agents, whether past, present, or future, of the Fund individually, but bind only the assets and property of the Fund.

~~20~~24.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

~~21~~25.      Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

26.         Electronic Signatures. This Agreement, is executed when a party’s signature (including electronic signature) is delivered by facsimile, email, portable document format (.pdf) or other electronic medium (including Docusign). These signatures must be treated in all respects as having the same force and effect as original signatures.

~~22~~27.       Supersedes Other Agreements.  This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Adviser.

[~~REMAINDER OF PAGE INTENTIONALLY LEFT BLANK~~signature page follows]

EXHIBIT B

Audit Committee Charter

The Salient Private Access Master Fund, L.P.

The Salient Private Access Registered Fund, L.P.

The Salient Private Access TEI Fund, L.P.

The Salient Private Access Institutional Fund, L.P.

The Endowment PMF Master Fund, L.P.

PMF Fund, L.P.

PMF TEI Fund, L.P.

Audit Committee Charter

The provisions in this Audit Committee Charter (the “Charter”) apply to each of the above-listed partnerships (each a “Fund” and collectively the “Funds”).

Statement of Purpose

1.	The primary purposes of the Audit Committee are:

(a)	to oversee the Funds’ accounting and financial reporting policies and practices, and their internal controls and procedures; and

(b)	to oversee the quality and objectivity of each Fund’s financial statements and the independent audit thereof.

2.	The Audit Committee shall have unrestricted access to each Fund’s Board of Directors (“Board”), the independent registered public accounting firm (“independent auditors”), and the executive and financial management of the Funds. The independent auditors ultimately are accountable to the Audit Committee and the Board.

3.	The Audit Committee performs its functions under this Charter on the basis of information provided to it, without independent verification, by officers of the Funds, service providers to the Funds (including the investment adviser), legal counsel to the Funds or to the independent Board members, and the independent auditors. The Audit Committee is entitled to rely on the accuracy of financial and other information provided to it by such persons or entities, absent actual knowledge to the contrary. Fund management is responsible for maintaining appropriate systems for accounting and internal controls and procedures and is responsible for each Fund’s financial statements. The independent auditors are responsible for conducting an audit of the Funds’ financial statements in accordance with professional standards and for reporting to the Audit Committee all required communications as described below including, but not limited to, any significant deficiencies and/or material weaknesses noted during the audit.

Structure of the Audit Committee

4.	The Audit Committee shall be composed of at least two Board members, each of whom:

a.	is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended); and

b.	shall not accept any consulting, advisory or other compensatory fees from the Funds other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee.

5.	In accordance with the Securities and Exchange Commission’s (“SEC”) safe harbor rule for “audit committee financial experts,” no Audit Committee member designated as an “audit committee financial expert” shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, designation of an Audit Committee member as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated.

6.	The Audit Committee members may select from their number a chairperson.

Duties and Responsibilities

7.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)	to select and decide on the engagement, retention, termination, and compensation of the Funds’ independent auditors, and, in connection therewith, to make any appropriate recommendation relating to such engagement, retention, termination, compensation to the Board, evaluate the independence of the independent auditors, and request that the independent auditors submit periodically a written statement delineating all relationships between a Fund, it’s advisers and any other entities within the investment company complex, and the independent auditors, consistent with SEC and Public Company Accounting Oversight Board (“PCAOB”) regulations and standards or any such successor provision;[1]

[1]	PCAOB’s Rule 3526: Communication With Audit Committees Concerning Independence requires the independent auditors to (a) prior to accepting an initial engagement pursuant to the standards of the PCAOB: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the potential audit client or persons in financial reporting oversight roles at the potential audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (a)(1) on the independence of the registered public accounting firm, should it be appointed the issuer’s auditor, and (3) document the substance of its discussion with the audit committee of the issuer; and (b) at least annually with respect to each of its issuer audit clients: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (b)(1) on the independence of the registered public accounting firm, (3) affirm to the audit committee of the issuer, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with Rule 3520, and (4) document the substance of its discussion with the audit committee of the issuer.

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(b)	to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, including any violations of independence standards issued by the SEC and PCAOB;

(c)	to consider the effect upon the Funds of any changes in accounting principles or practices, including any changes proposed by the Funds’ management or the independent auditors;

(d)	to administer the Code of Ethics for Principal Executive and Senior Financial Officers that the Funds have adopted pursuant to requirements arising from the Sarbanes-Oxley Act of 2002;

(e)	to meet with the chief financial officer or other appropriate executive officers of the Funds and with the Funds’ service providers as necessary;

(f)	to meet with the independent auditors prior to the commencement of the audit engagement to discuss the planning, timing, staffing of the audit and significant risks identified during their risk assessment procedures, and to obtain from the independent auditors a written representation to the effect that:

1.	any Audit Partner[2] shall not have acted in such capacity for the Funds in each of the Funds’ seven previous fiscal years;

2.	any Audit Partner, after seven consecutive years in such capacity for the Funds, if applicable, shall be subject to a two-year time out period pursuant to which such Audit Partner will not serve in such capacity to the Funds;

3.	the independent auditors have appointed a Lead Audit and/or Concurring Audit Partner[3] who has not acted in either capacity for the Funds in each of the Funds’ five previous fiscal years; and

[2]	“Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii) means (i) a partner or person in an equivalent position, other than a partner who consults with others on the audit engagement team during the audit, review, or attestation engagement regarding technical or industry-specific issues, transactions, or events, (ii) who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting, and reporting matters that affect the financial statements, or (iii) who maintains regular contact with management and the Audit Committee and includes the following: (a) the “Lead Audit Partner” as defined below; (b) the “Concurring Audit Partner” as defined below; (c) other audit engagement team partners who provide more than 10 hours of audit, review, or attest services in connection with the annual or interim consolidated financial statements of an investment company; and (d) other audit engagement team partners who serve as the lead partner in connection with any audit or review related to the annual or interim financial statements of a subsidiary of the investment company whose assets or revenues constitute 20% or more of the assets or revenues of the investment company’s respective consolidated assets or revenues.

[3]	“Lead Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(A) means the partner on the audit engagement team having primary responsibility for the audit or review. “Concurring Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(B) means the partner on the audit engagement team performing a second level of review to provide additional assurance that the financial statements subject to the audit or review are in conformity with generally accepted accounting principles and the audit or review and any associated report are in accordance with generally accepted auditing standards and rules promulgated by the SEC or the PCAOB.

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4.	a Lead Audit and/or Concurring Audit Partner, after five consecutive years in either capacity for the Funds, if applicable, shall be subject to a five- year time out period pursuant to which such Lead Audit and/or Concurring Audit Partner will not serve in either capacity to the Fund.

(g)	to review and approve in advance any and all proposals by Fund management, the investment adviser, or the independent auditors that relate to the Funds, the investment adviser, or their affiliated persons employment of the independent auditors to render audit services to the Funds, including review of the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;

(h)	to review and approve in advance any and all proposals under which the independent auditors would provide “permissible non-audit services”[4] to the Funds or to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if those permissible non-audit services relate directly to the operations and financial reporting of the Funds;[5]

(1)	the Audit Committee may appoint one or more of its members to act as its delegee in pre-approving audit and/or any permissible non-audit services (the “Delegee”). Any such approval by a Delegee shall be reported to the Audit Committee at its next scheduled meeting. The Delegee may also approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation;

[4]	“Permissible non-audit services” include any professional services, including tax services, provided to the Funds by the independent auditor, other than those provided in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution- in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible.

[5]	Pre-approval by the Audit Committee of certain “de minimis” permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to their independent auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non- audit services were not recognized by the Funds at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegee(s).

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(2)	permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board; and

(3)	the Audit Committee shall communicate any pre-approval made by it or a Delegee to the Funds’ management, who will ensure that the appropriate disclosure is made in the Funds’ annual and semi- annual reports to shareholders, and other documents as required under the federal securities laws.

(i)	to consider whether the provision of any permissible non-audit services to the Funds’ investment adviser and its related parties by the independent auditors is compatible with maintaining the independent auditors’ independence;

(j)	to review the hiring of employees or former employees of the Funds’ independent auditors by the Funds’ investment adviser and its affiliates;

(k)	to meet at least annually with the Funds’ independent auditors, including private meetings, (i) to review the results of the audit, the annual financial statements of each Fund, any critical or significant accounting policies underlying the statements, and their presentation to the public in the annual report, Form N-CEN and Form N-CSR; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iii) to consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and Fund management’s responses thereto; (iv) to review all non-audit services provided to any investment company complex (as defined in Regulation S-X, Rule 2-01(f)(14)) to which the Funds belong that were not pre-approved by the Audit Committee; (v) to review all material written communications between Fund management and the independent auditors; (vi) to review all material accounting treatments discussed with Fund management, including the ramifications thereof and the treatment preferred by the independent auditors; (vii) to review the form of opinion the independent auditors propose to render to the Board and shareholders; and (viii) to review any other information presented by the independent auditors pursuant to their obligations under PCAOB Auditing Standard 1301;

(l)	to receive information on and review the fees charged by the independent auditors for audit and non-audit services provided to the Funds as well as permissible non- audit services provided to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if those services relate directly to the operations and financial reporting of the Funds;

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(m)	to investigate improprieties or suspected improprieties in Fund operations, including, but not limited to, any significant unusual transactions or evidence of fraud, whether or not material, that involves Fund management or other employees who have a significant role in a Fund’s internal control over financial reporting;

(n)	to review with the Board, on a periodic basis, the Audit Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any Audit Committee member qualifies for designation by the Board as an “audit committee financial expert”[6];

(o)	to consider such other matters as the Board may request or the Audit Committee may deem appropriate in carrying out its duties; and

(p)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Meetings

8.	The Audit Committee shall meet on a regular basis (and at least annually), and shall hold special meetings as it deems necessary. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other similar means of communications.

[6]	An “audit committee financial expert” is an individual who, in the determination of the Board, has acquired the following attributes:

(i)	an understanding of generally accepted accounting principles and financial statements;
(ii)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(iii)	experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(iv)	an understanding of internal control procedures for financial reporting; and
(v)	an understanding of audit committee functions.

An individual may have acquired these attributes through any of the following:

(i)	education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(ii)	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(iii)	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(iv)	other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

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9.	A majority of the Audit Committee’s members will constitute a quorum. Unless otherwise required by law, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

10.	The Audit Committee shall maintain minutes of its meetings, which shall be reported to the Board.

Authority

11.	The Audit Committee shall have the resources to pay, as applicable, any fees to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to a Fund, or engagements to provide any permissible non-audit services to a Fund.

12.	The Audit Committee shall have the resources and the authority to engage independent counsel and any other advisers as it deems necessary or appropriate to discharge its responsibilities. The Funds shall provide for appropriate funding, as determined by the Audit Committee, for such counsel and advisers.

Charter Review and Amendments

13.	The Audit Committee shall review this Charter periodically and recommend any changes or amendments to the Board as necessary.

14.	This Charter may be amended by a vote of a majority of the Board.

Dated: October 18, 2011, Revised: January 15, 2013, Revised: December 29, 2016, Revised: January 17, 2019

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THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

OR

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on January 21, 2021

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS BELOW

2. To elect five nominees to serve on the Board of Directors:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD FOR ALL NOMINEES** **FOR ALL EXCEPT**

☐ William P. Prather, III, CFA, CPA

☐ Graeme Gunn

☐ Victor L. Maruri

☐ David Munoz

☐ Carl Weatherley-White, CFA

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Funds.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2021

THE PROXY STATEMENT AND THE NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM//PMF